SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 4, 2005

WHERIFY WIRELESS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24001 (Commission File Number)	76-0552098 (I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California (Address of Principal Executive Offices)	94065 (Zip Code)

(650) 551-5277
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

        On August 4, 2005, Wherify Wireless, Inc., a Delaware corporation (formerly known as “IQ Biometrix, Inc.”) (the “Company”) issued a press release announcing that effective August 5, 2005 it will commence trading under a new stock symbol. Due to recent completion of the merger between IQ Biometrix, Inc. and Wherify Wireless, Inc., the Company’s stock trading symbol on the “Over-the-Counter” Bulletin Board is being changed from IQBX to WFYW.

        A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit 99.1	Press Release dated August 4, 2005

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC. By: /s/ John Davis —————————————— John Davis Chief Financial Officer

Date: August 5, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2005 entitled Wherify Wireless Announces new Stock Symbol